SUBSCRIPTION AGREEMENT

          This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in Volcan Holdings, Inc., a Delaware corporation (“Pubco”), that will acquire all of the issued and outstanding capital stock of Volcan Australia Corporation PTY Ltd., a New South Wales corporation (“Volcan”), and succeed to the business of Volcan as its sole line of business (on a combined, post-acquisition basis, Pubco and its subsidiary, Volcan, are collectively referred to as the “Company”). The Company is conducting a private placement (the “Offering”) of up to $2,000,000 of units (“Units”) at a purchase price of $35,000 per Unit. Each Unit shall consist of (i) 100,000 shares of common stock, par value $0.001 per share (the “Shares”) at a per share purchase price of $0.35 (the “Share Purchase Price”) and (ii) five year warrants to purchase 100,000 shares of the Company’s common stock (the “Warrant Shares”) at a per share exercise price of $1.00 (the “Exercise Price”), substantially in the form attached hereto as Exhibit A (the “Warrants”). For purposes of this Agreement, the term “Securities” shall refer to the Units, the Shares, the Warrants, and the Warrant Shares. All funds received in the Offering prior to the closing of the Offering (the “Closing”) shall be held in escrow by American Stock Transfer & Trust Company (the “Escrow Agent”) and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to the Company at which time the Units subscribed for as further described below shall be delivered, subject to Section 8 hereof, to the Subscriber.

1.      SUBSCRIPTION AND PURCHASE PRICE

          (a)      Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on page 10 hereof on the terms and conditions described herein.

          (b)      Purchase of Units. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units shall be set at $35,000 per Unit, for an aggregate purchase price as set forth on page 10 hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Units subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the instructions provided on Exhibit B. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.      ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

          (a)      Acceptance or Rejection. The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Units in whole or part in any order at any time prior to the Closing for any reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription. In the event of rejection of this subscription by the Company in accordance with this Section 2, or if the sale of the Units is not consummated by the Company for any reason or no reason, this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

        (b)      Closing. The Closing shall take place at the offices of Haynes and Boone, LLP, 1221 Avenue of the Americas, 26th Floor, New York, New York 10020, or such other place as determined by the Company. The Closing shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 8 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Shares and Warrants purchased by the Subscriber will be delivered by the Company promptly following the Closing.

          (c)      Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

          (d)      Rescission Right. Notwithstanding anything to the contrary contained herein, the Subscriber may rescind its subscription for Units at anytime prior to the Closing for any reason or for no reason upon prior written notice of such rescission election (the “Rescission Notice”). Upon receipt of a Rescission Notice prior to the Closing, this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

3.      THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

          The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

          (a)      The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber.

          (b)      The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

          (i)      The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

          (ii)      The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

          (iii)      The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

          (iv)      The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

          (v)      The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

          (vi)      The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

          (c)      The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

          (d)      The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment.

          (e)      The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that, except as otherwise provided in Section 5 hereof, the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

          (f)      No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Units, the Subscriber is not relying upon any representations other than those contained herein.

          (g)      The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

          (h)      The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

          (i)      Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

          (j)      The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

          (k)      The Subscriber is unaware of, is in no way relying on, and did not become aware of, the Offering through or as a result of, any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and is not subscribing for Units and did not become aware of the Offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

          (l)      The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

          (m)      The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

          (n)      (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

          (o)      The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds such Subscriber’s Aggregate Purchase Price tendered hereunder.

          (p)      The Subscriber is, and on each date on which the Subscriber continues to own restricted securities from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

          (q)      The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D in connection with the Offering.

4.      THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

          The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

          (a)      The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

          (b)      The Securities to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

          (c)      Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s organizational materials, as amended to date, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

         (d)      The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Units. The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (e)      The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all Loss arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith; provided, however, that the Company’s liability shall not exceed the Subscriber’s Aggregate Purchase Price tendered hereunder.

5.      PIGGY-BACK REGISTRATION RIGHTS

          (a)      For a period of twelve (12) months following the Closing Date, the Company shall notify the Subscriber in writing at least twenty (20) days prior the filing of any registration statement under Securities Act, in connection with a public offering of shares of the Company’s common stock (including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding any registration statements (i) on Form S-4 or S-8 (or any successor or substantially similar form), or of any employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan, (ii) otherwise relating to any employee, benefit plan or corporate reorganization or other transactions covered by Rule 145 promulgated under the Securities Act, or (iii) on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the resale of the Shares and the Warrant Shares and will afford the Subscriber an opportunity to include in such registration statement all or part of the Warrant Shares held by the Subscriber. In the event the Subscriber desires to include in any such registration statement all or any part of the Shares and the Warrant Shares held by the Subscriber, the Subscriber shall within ten (10) days after the above-described notice from the Company, so notify the Company in writing, including the number of such Shares and Warrant Shares the Subscriber wishes to include in such registration statement. If the Subscriber decides not to include all of its Shares and Warrant Shares in any registration statement thereafter filed by the Company, the Subscriber shall nevertheless continue to have the right to include any Shares and Warrant Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to the offering of the securities, all upon the terms and conditions set forth herein.

          (b)      Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering advise the Company that the total amount or kind of securities which the Subscriber, the Company and any other persons intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering, then the amount or kind of securities to be offered for the various parties wishing to have shares of the Company’s common stock registered shall be included in the following order:

                         (i)      If the Company proposed to register treasury shares or authorized but unissued shares of its common stock (collectively, “Primary Securities”):

                                   (A)      first, the Primary Securities;

                                    (B)      second, the Shares and Warrant Shares requested to be included in such registration, together with shares of its common stock which do not constitute Shares, Warrant Shares or Primary Securities (“Other Securities”) held by parties exercising similar piggy-back registration rights (or if necessary, such Shares, Warrant Shares and Other Securities pro rata among the holders thereof based upon the number of such Shares, Warrant Shares and Other Securities requested to be registered by each such holder).

                    (ii)      If the Company proposed to register Other Securities:

                                    (A)      first, the Other Securities requested to be included in such registration by holders exercising demand registration rights;

                                   (B)      second, the Warrant Shares requested to be included in such registration, together with Other Securities held by parties exercising similar piggy-back registration rights (or if necessary, such Shares, Warrant Shares and Other Securities pro rata among the holders thereof based upon the number of such Shares, Warrant Shares and Other Securities requested to be registered by each such holder).

Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a registration statement referred to herein (a “Registration Statement”) at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without obligation to the Subscriber.

          (c)      In connection with its obligation under this Section 5, the Company will (i) furnish to Subscriber without charge, at least one copy of any effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, and, if the Subscriber so requests in writing, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) in the form filed with the SEC; and (ii) deliver to the Subscriber and the underwriters, if any, without charge, as many copies of the then effective prospectus included in the Registration Statement, as the same may be amended or supplemented (including such prospectus subject to completion) (the “Prospectus”), and any amendments or supplements thereto as such persons may reasonably request.

          (d)      As a condition to the inclusion of its Shares, Warrant Shares, the Subscriber shall furnish to the Company such information regarding the Subscriber and the distribution proposed by the Subscriber as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

          (e)      The Subscriber agrees by acquisition of Shares and Warrant Shares that, upon receipt of any notice from the Company of the happening of any event that, in the good faith judgment of the Company’s Board of Directors, requires the suspension of the Subscriber’s rights under this Section 5, Subscriber will forthwith discontinue disposition of Shares and Warrant Shares pursuant to the then current Prospectus until the Subscriber is advised in writing by the Company that the use of the Prospectus may be resumed. If so directed by the Company, on the happening of such event, the Subscriber will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in buyer’s possession, of the Prospectus covering such Shares and Warrant Shares at the time of receipt of such notice.

          (f)      The Subscriber hereby covenants with the Company (i) not to make any sale of Shares and Warrant Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Shares and Warrant Shares are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, Nasdaq Capital Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least 5 business days prior to the date on which the Subscriber first offers to sell any such Warrant Shares.

          (g)      The Subscriber acknowledges and agrees that the Shares and Warrant Shares sold pursuant to the Registration Statement described in this Agreement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Shares and Warrant Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (x) the Shares and Warrant Shares have been sold in accordance with such Registration Statement and (y) the requirement of delivering a current Prospectus has been satisfied.

          (h)      The Subscriber shall not take any action with respect to any distribution deemed to be made pursuant to such Registration Statement, which would constitute a violation of Regulation M under the Securities Exchange Act of 1934, as amended, or any other applicable rule, regulation or law.

          (i)      Upon the expiration of the effectiveness of any Registration Statement, the Subscriber shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and the Subscriber shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

          (j)      In the case of the registration of any underwritten primary offering initiated by the Company (other than any registration by the Company on Form S-4 or Form S-8 (or any successor or substantially similar form), or of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (ii) a dividend reinvestment plan) or any underwritten secondary offering initiated at the request of a holder of securities of the Company pursuant to registration rights granted by the Company, the Subscriber agrees not to effect any public sale or distribution of securities of the Company, except as part of such underwritten registration, during the period beginning fifteen (15) days prior to the closing date of such underwritten offering and during the period ending ninety (90) days after such closing date (or such longer period as may be reasonably requested by the Company or by the managing underwriter or underwriters).

          (k)      Anything to the contrary contained in this Agreement notwithstanding, when, in the opinion of counsel for the Company, registration of the Shares and Warrant Shares is not required by the Securities Act, in connection with a proposed sale of such Shares and Warrant Shares, the Subscriber shall have no rights pursuant to this Section 5. In furtherance and not in limitation of the foregoing, the Subscriber shall have no rights pursuant to this Section 5 at such time as all of the Subscriber’s Warrant Shares may be sold without limitation pursuant to Rule 144.

6.      USE OF PROCEEDS

          The Company anticipates using the gross proceeds from the Offering as follows: (i) approximately $100,000 for offering expenses and (ii) the remainder for general corporate purposes including growth initiatives and capital expenditures.

7.      ESCROW RELEASE

          The Subscriber acknowledges that the Company may act on the Subscriber’s behalf, solely for the sake of convenience, in connection with confirmation to the Escrow Agent that the Closing has occurred and thereby direct the Escrow Agent to disburse the Subscriber’s subscription funds held in escrow to the Company at such time. In doing so, however, the Company makes no representation or warranty to the Subscriber with respect to any due diligence investigations concerning the Company, all of which shall be and remain the Subscriber’s own responsibility.

8.      CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

          The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:

          (a)      As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

          (b)      The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date.

          (c)      The Company shall have provided the Subscriber with a substantially completed draft of a Current Report on Form 8-K containing such information about Volcan as would be required to be disclosed in a Registration Statement on Form 10 (the “Jumbo 8-K”), and following receipt of such Jumbo 8-K, the Subscriber shall have reconfirmed, in writing, its subscription hereunder.

          (d)      Pubco shall have consummated its acquisition of Volcan’s issued and outstanding capital stock.

9.      PRICE PROTECTION; OTHER PROVISIONS

          (a)      Excepted Issuances. The term “Excepted Issuances” means the issuance of (i) shares of the Company’s common stock or options to employees, officers, consultants or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, or (ii) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of the Company’s common stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, or (iii) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

          (b)      Anti-Dilution Price Protection. Other than in connection with the Excepted Issuances, if, at any time during the twelve (12) months following the Closing Date (the “Exclusion Period”), the Company issues or sells any shares of any class of the Company’s common stock or any warrants or other convertible security pursuant to which shares of any class of the Company’s common stock may be acquired at a price less than $0.35 per share (as the same may have been adjusted after the date of this Agreement and before the date of such sale as a result of a capital adjustment, such as, but not necessarily limited to, a stock split, or pursuant to the provisions of this Section 9(b)), then the Company shall promptly issue additional shares of its common stock to the Subscriber in an amount sufficient that the Share Purchase Price (as previously adjusted, if relevant) paid hereunder, when divided by the total number of shares of its common stock issued will result in an actual Share Purchase Price equal to such lower price (this is intended to be a “full ratchet” adjustment). Such adjustment shall be made successively whenever such an issuance is made.

          (c)      Option Plan Restrictions. The only officer, director, employee and/or consultant stock option or stock incentive plan currently in effect or contemplated by the Company shall provide for no more than 40 million shares of the Company’s common stock. No other plan will be adopted nor may any options not included in such plan be issued until expiration of the Exclusion Period.

          (d)      Maximum Exercise of Rights. In the event the exercise of the rights described in Section 9(b) would result in the issuance of an amount of common stock of the Company that would exceed the maximum amount that may be issued to the Subscriber calculated in the manner described in Section 2.3 of the Warrants, then the issuance of such additional shares of the Company’s common stock to the Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such common stock without exceeding the maximum amount set forth in Section 2.3 of the Warrants. The determination of when such common stock may be issued shall be made by each Subscriber as to only such Subscriber.

10.      MISCELLANEOUS PROVISIONS

          (a)      All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

          (b)      Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

          (c)     Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

          (d)      The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

          (e)      Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at Level 34, 50 Bridge Street, Sydney 2000 (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

          (f)      Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

          (g)      This Agreement is not transferable or assignable by the Subscriber.

          (h)      This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

          (i)      The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

          (j)      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

          IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of ____________ 2008.

_____________________________	x $35,000 for each Unit	= $_____________________.
Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1. _____	Individual	7. _____	Trust/Estate/Pension or Profit sharing Plan
Date Opened:______________
2. _____	Joint Tenants with Right of	8. _____	As a Custodian for
Survivorship
Under the Uniform Gift to Minors Act of the
State of

3. _____	Community Property	9. _____	Married with Separate Property
4. _____	Tenants in Common	10. _____	Keogh
5. _____	Corporation/Partnership/ Limited	11. _____	Tenants by the Entirety
Liability Company
6. _____	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

          To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 11.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 12.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________
Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Purchaser)

ACCEPTED this ___ day of _________ 2008, on behalf of the Company.

By:
Name:
Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________
Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

By:
Name:
Title:
[seal]

Attest:
(If Entity is a Corporation)

Address

ACCEPTED this ____ day of __________ 2008, on behalf of the Company.

By:
Name:
Title:

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐

You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock and warrants to purchase common stock (the “Units”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐

You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Units and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of Volcan Australia Corporation PTY Ltd.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Units.

☐

You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐

You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units and whose subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Units, your:

Investment Objectives:	☒ Aggressive Growth	☒ Speculation

Risk Tolerance:	☐ Low Risk	☐ Moderate Risk	☒ High Risk

Are you associated with a FINRA Member Firm? ☐ Yes    ☐ No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

_____ _____	I/We understand that this investment is not guaranteed.

_____ _____	I/We are aware that this investment is not liquid.

_____ _____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

_____ _____

I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification. Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

          The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Units.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please	Signature of Co-Purchaser
provide signature of Purchaser’s duly
authorized signatory.)

Name of Signatory (Entities only)

Title of Signatory (Entities only)

VERIFICATION OF INVESTMENT ADVISOR/BROKER

          I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the securities is a suitable investment for this investor and that the investor, either individually or together with his or her purchaser representative, understands the terms of and is able to evaluate the merits of this offering. I acknowledge:

(a)	that I have reviewed the Subscription Agreement and forms of securities presented to me, and attachments (if any) thereto;

(b)	that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and

(c)	that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Deposit securities from this offering directly to purchaser's account? ☐ Yes    ☐ No

If “Yes,” please indicate the account number : _____________________________________

Broker/Dealer	Account Executive

(Name of Broker/Dealer)	(Signature)

(Street Address of Broker/Dealer Office)	(Print Name)

(City of Broker/Dealer Office) (State) (Zip)	(Representative I.D. Number)

(Telephone Number of Broker/Dealer Office)	(Date)

(Fax Number of Broker/Dealer Office)	(E-mail Address of Account Executive)